Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

dollars in thousands, except per-share data

	September 30
BALANCE SHEET DATA	2010	2009	% Change

Total assets	$16,330,773	$16,526,709	(1.2%)
Loans, net of unearned income	11,950,618	11,968,246	(0.1%)
Investment securities	2,762,238	3,274,399	(15.6%)
Deposits	12,568,117	12,032,680	4.4%
Shareholders’ equity	1,876,310	1,923,763	(2.5%)

	Quarter Ended September 30			Nine Months Ended September 30
INCOME SUMMARY	2010	2009	% Change	2010	2009	% Change

Interest income	$185,356	$197,861	(6.3%)	$563,624	$591,525	(4.7%)
Interest expense	(45,170)	(65,060)	(30.6%)	(145,771)	(206,664)	(29.5%)

Net interest income	140,186	132,801	5.6%	417,853	384,861	8.6%
Provision for loan losses	(40,000)	(45,000)	(11.1%)	(120,000)	(145,000)	(17.2%)
Investment securities gains (losses)	1,826	(45)	N/M	507	2,951	(82.8%)
Other income	50,269	41,225	21.9%	133,020	130,520	1.9%
Other expenses	(101,808)	(99,810)	2.0%	(301,195)	(313,988)	(4.1%)

Income before income taxes	50,473	29,171	73.0%	130,185	59,344	119.4%
Income tax expense	(12,793)	(5,825)	119.6%	(33,343)	(9,802)	240.2%

Net income	37,680	23,346	61.4%	96,842	49,542	95.5%
Preferred stock dividends and discount accretion	(6,172)	(5,046)	22.3%	(16,303)	(15,123)	7.8%

Net income available to common shareholders	$31,508	$18,300	72.2%	$80,539	$34,419	134.0%

PER COMMON SHARE:

Net income:
Basic	$0.16	$0.10	60.0%	$0.43	$0.20	115.0%
Diluted	0.16	0.10	60.0%	0.43	0.20	115.0%
Cash dividends	0.03	0.03	—	0.09	0.09	—

Shareholders’ equity	9.43	8.82	6.9%	9.43	8.82	6.9%
Shareholders’ equity (tangible)	6.67	5.68	17.4%	6.67	5.68	17.4%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.91%	0.56%		0.79%	0.40%
Return on average common shareholders’ equity	6.67%	4.78%		6.18%	3.06%
Return on average common shareholders’ equity (tangible)	9.68%	7.91%		9.33%	5.24%
Net interest margin	3.81%	3.55%		3.79%	3.48%
Efficiency ratio	51.73%	55.33%		52.84%	58.76%
Tangible common equity to tangible assets	8.41%	6.26%		8.41%	6.26%
Non-performing assets to total assets	2.28%	1.82%		2.28%	1.82%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	September 30 2010	September 30 2009	Jun 30 2010	September 30 2009	Jun 30 2010

ASSETS
Cash and due from banks	$255,800	$252,004	$268,371	1.5%	(4.7%)
Loans held for sale	103,240	84,766	93,504	21.8%	10.4%
Other interest-earning assets	193,421	24,048	433,687	704.3%	(55.4%)
Investment securities	2,762,238	3,274,399	2,892,890	(15.6%)	(4.5%)
Loans, net of unearned income	11,950,618	11,968,246	11,943,384	(0.1%)	0.1%
Allowance for loan losses	(281,724)	(234,511)	(272,042)	20.1%	3.6%

Net Loans	11,668,894	11,733,735	11,671,342	(0.6%)	—
Premises and equipment	204,001	204,520	205,299	(0.3%)	(0.6%)
Accrued interest receivable	55,167	60,433	54,763	(8.7%)	0.7%
Goodwill and intangible assets	549,170	554,041	550,302	(0.9%)	(0.2%)
Other assets	538,842	338,763	456,719	59.1%	18.0%

Total Assets	$16,330,773	$16,526,709	$16,626,877	(1.2%)	(1.8%)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,568,117	$12,032,680	$12,345,472	4.4%	1.8%
Short-term borrowings	471,081	722,618	458,334	(34.8%)	2.8%
Federal Home Loan Bank advances and long-term debt	1,199,513	1,650,870	1,365,688	(27.3%)	(12.2%)
Other liabilities	215,752	196,778	226,172	9.6%	(4.6%)

Total Liabilities	14,454,463	14,602,946	14,395,666	(1.0%)	0.4%
Preferred stock	—	369,950	371,009	(100.0%)	(100.0%)
Common shareholders’ equity	1,876,310	1,553,813	1,860,202	20.8%	0.9%

Total Shareholders’ Equity	1,876,310	1,923,763	2,231,211	(2.5%)	(15.9%)

Total Liabilities and Shareholders’ Equity	$16,330,773	$16,526,709	$16,626,877	(1.2%)	(1.8%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,346,120	$4,186,654	$4,330,630	3.8%	0.4%
Commercial - industrial, financial and agricultural	3,683,577	3,719,966	3,664,603	(1.0%)	0.5%
Real estate - home equity	1,654,359	1,651,711	1,637,171	0.2%	1.0%
Real estate - residential mortgage	1,001,837	930,207	985,345	7.7%	1.7%
Real estate - construction	834,266	1,029,079	893,305	(18.9%)	(6.6%)
Consumer	366,927	375,685	368,631	(2.3%)	(0.5%)
Leasing and other	63,532	74,944	63,699	(15.2%)	(0.3%)

Total Loans, net of unearned income	$11,950,618	$11,968,246	$11,943,384	(0.1%)	0.1%

Deposits, by type:
Noninterest-bearing demand	$2,163,807	$1,932,382	$2,147,153	12.0%	0.8%
Interest-bearing demand	2,221,213	1,922,648	2,024,033	15.5%	9.7%
Savings deposits	3,291,838	2,732,284	3,136,492	20.5%	5.0%
Time deposits	4,891,259	5,445,366	5,037,794	(10.2%)	(2.9%)

Total Deposits	$12,568,117	$12,032,680	$12,345,472	4.4%	1.8%

Short-term borrowings, by type:
Customer repurchase agreements	$256,977	$252,842	$247,775	1.6%	3.7%
Customer short-term promissory notes	205,240	258,911	200,992	(20.7%)	2.1%
Federal funds purchased	8,864	210,865	9,567	(95.8%)	(7.3%)

Total Short-term borrowings	$471,081	$722,618	$458,334	(34.8%)	2.8%

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended September 30
	Sep 30 2010	Sep 30 2009	Jun 30 2010	Sep 30 2009	Jun 30 2010
						2010	2009	% Change

Interest Income:
Interest income	$185,356	$197,861	$187,680	(6.3%)	(1.2%)	$563,624	$591,525	(4.7%)
Interest expense	45,170	65,060	48,522	(30.6%)	(6.9%)	145,771	206,664	(29.5%)

Net Interest Income	140,186	132,801	139,158	5.6%	0.7%	417,853	384,861	8.6%
Provision for loan losses	40,000	45,000	40,000	(11.1%)	—	120,000	145,000	(17.2%)

Net Interest Income after Provision	100,186	87,801	99,158	14.1%	1.0%	297,853	239,861	24.2%

Other Income:
Service charges on deposit accounts	14,752	15,321	15,482	(3.7%)	(4.7%)	44,501	45,276	(1.7%)
Other service charges and fees	10,637	10,003	10,522	6.3%	1.1%	30,531	27,952	9.2%
Gains on sales of mortgage loans	12,111	2,778	3,063	336.0%	295.4%	18,538	18,764	(1.2%)
Investment management and trust services	8,604	8,191	8,655	5.0%	(0.6%)	25,347	23,970	5.7%
Investment securities gains (losses)	1,826	(45)	904	N/M	102.0%	507	2,951	(82.8%)
Other	4,165	4,932	5,339	(15.6%)	(22.0%)	14,103	14,558	(3.1%)

Total Other Income	52,095	41,180	43,965	26.5%	18.5%	133,527	133,471	—

Other Expenses:
Salaries and employee benefits	54,533	54,086	54,654	0.8%	(0.2%)	161,532	165,189	(2.2%)
Net occupancy expense	10,519	10,165	10,519	3.5%	—	32,688	31,428	4.0%
FDIC insurance expense	4,709	5,244	5,136	(10.2%)	(8.3%)	14,799	21,738	(31.9%)
Professional fees	3,040	2,385	3,035	27.5%	0.2%	8,621	6,701	28.7%
Equipment expense	2,956	3,281	2,663	(9.9%)	11.0%	8,710	9,660	(9.8%)
Marketing	2,601	1,982	2,271	31.2%	14.5%	6,702	6,277	6.8%
Data processing	2,284	3,121	2,364	(26.8%)	(3.4%)	7,272	9,100	(20.1%)
Telecommunications	2,084	2,139	2,086	(2.6%)	(0.1%)	6,440	6,483	(0.7%)
Intangible amortization	1,293	1,429	1,341	(9.5%)	(3.6%)	3,948	4,326	(8.7%)
Operating risk loss	666	338	640	97.0%	4.1%	1,817	6,683	(72.8%)
Other	17,123	15,640	15,449	9.5%	10.8%	48,666	46,403	4.9%

Total Other Expenses	101,808	99,810	100,158	2.0%	1.6%	301,195	313,988	(4.1%)

Income Before Income Taxes	50,473	29,171	42,965	73.0%	17.5%	130,185	59,344	119.4%
Income tax expense	12,793	5,825	11,283	119.6%	13.4%	33,343	9,802	240.2%

Net Income	37,680	23,346	31,682	61.4%	18.9%	96,842	49,542	95.5%
Preferred stock dividends and discount accretion	(6,172)	(5,046)	(5,066)	22.3%	21.8%	(16,303)	(15,123)	7.8%

Net Income Available to Common Shareholders	$31,508	$18,300	$26,616	72.2%	18.4%	$80,539	$34,419	134.0%

PER COMMON SHARE:

Net income:
Basic	$0.16	$0.10	$0.14	60.0%	14.3%	$0.43	$0.20	115.0%
Diluted	0.16	0.10	0.14	60.0%	14.3%	0.43	0.20	115.0%

Cash dividends	$0.03	$0.03	$0.03	—	—	$0.09	$0.09	—
Shareholders’ equity	9.43	8.82	9.37	6.9%	0.6%	9.43	8.82	6.9%
Shareholders’ equity (tangible)	6.67	5.68	6.60	17.4%	1.1%	6.67	5.68	17.4%

Weighted average shares (basic)	198,282	175,783	190,221	12.8%	4.2%	188,306	175,552	7.3%
Weighted average shares (diluted)	198,792	176,078	190,827	12.9%	4.2%	188,835	175,785	7.4%
Shares outstanding, end of period	198,883	176,149	198,463	12.9%	0.2%	198,883	176,149	12.9%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.91%	0.56%	0.77%			0.79%	0.40%
Return on average common shareholders’ equity	6.67%	4.78%	6.06%			6.18%	3.06%
Return on average common shareholders’ equity (tangible)	9.68%	7.91%	9.10%			9.33%	5.24%
Net interest margin	3.81%	3.55%	3.76%			3.79%	3.48%
Efficiency ratio	51.73%	55.33%	53.10%			52.84%	58.76%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	September 30, 2010			September 30, 2009			June 30, 2010
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,958,145	$160,125	5.32%	$11,913,581	$163,915	5.46%	$11,959,176	$159,632	5.35%
Taxable investment securities	2,303,692	22,363	3.88%	2,722,751	29,376	4.31%	2,386,695	25,146	4.22%
Tax-exempt investment securities	345,281	4,961	5.75%	436,209	6,101	5.59%	355,186	5,152	5.80%
Equity securities	138,993	760	2.18%	132,176	632	1.90%	140,271	733	2.09%

Total Investment Securities	2,787,966	28,084	4.03%	3,291,136	36,109	4.39%	2,882,152	31,031	4.31%
Loans held for sale	78,862	919	4.66%	102,367	1,550	6.06%	59,412	667	4.49%
Other interest-earning assets	204,601	102	0.20%	24,348	51	0.83%	366,200	231	0.25%

Total Interest-earning Assets	15,029,574	189,230	5.01%	15,331,432	201,625	5.23%	15,266,940	191,561	5.03%

Noninterest-earning assets:
Cash and due from banks	280,784			301,875			261,576
Premises and equipment	203,995			204,416			203,928
Other assets	1,133,469			959,628			1,102,587
Less: allowance for loan losses	(285,801)			(234,446)			(275,209)

Total Assets	$16,362,021			$16,562,905			$16,559,822

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,129,407	$1,868	0.35%	$1,883,087	$2,119	0.45%	$2,019,605	$1,840	0.37%
Savings deposits	3,214,558	4,972	0.61%	2,556,717	5,187	0.80%	3,090,857	5,388	0.70%
Time deposits	4,987,212	22,915	1.82%	5,554,349	36,519	2.61%	5,120,648	24,591	1.93%

Total Interest-bearing Deposits	10,331,177	29,755	1.14%	9,994,153	43,825	1.74%	10,231,110	31,819	1.25%
Short-term borrowings	489,013	267	0.22%	863,281	835	0.38%	512,583	390	0.30%
Federal Home Loan Bank advances and long-term debt	1,274,411	15,148	4.73%	1,695,427	20,400	4.77%	1,403,410	16,313	4.66%

Total Interest-bearing Liabilities	12,094,601	45,170	1.48%	12,552,861	65,060	2.06%	12,147,103	48,522	1.60%

Noninterest-bearing liabilities:
Demand deposits	2,140,866			1,922,460			2,079,674
Other	198,922			198,314			199,778

Total Liabilities	14,434,389			14,673,635			14,426,555
Shareholders’ equity	1,927,632			1,889,270			2,133,267

Total Liabilities and Shareholders’ Equity	$16,362,021			$16,562,905			$16,559,822

Net interest income/net interest margin (fully taxable equivalent)		144,060	3.81%		136,565	3.55%		143,039	3.76%

Tax equivalent adjustment		(3,874)			(3,764)			(3,881)

Net interest income		$140,186			$132,801			$139,158

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30 2010	September 30 2009	Jun 30 2010	September 30 2009	Jun 30 2010

Loans, by type:
Real estate - commercial mortgage	$4,341,685	$4,158,802	$4,319,540	4.4%	0.5%
Commercial - industrial, financial and agricultural	3,671,128	3,667,854	3,686,442	0.1%	(0.4%)
Real estate - home equity	1,643,615	1,651,400	1,638,260	(0.5%)	0.3%
Real estate - residential mortgage	998,165	933,943	972,129	6.9%	2.7%
Real estate - construction	868,497	1,050,359	909,836	(17.3%)	(4.5%)
Consumer	366,719	371,676	362,883	(1.3%)	1.1%
Leasing and other	68,336	79,547	70,086	(14.1%)	(2.5%)

Total Loans, net of unearned income	$11,958,145	$11,913,581	$11,959,176	0.4%	—

Deposits, by type:
Noninterest-bearing demand	$2,140,866	$1,922,460	$2,079,674	11.4%	2.9%
Interest-bearing demand	2,129,407	1,883,087	2,019,605	13.1%	5.4%
Savings deposits	3,214,558	2,556,717	3,090,857	25.7%	4.0%
Time deposits	4,987,212	5,554,349	5,120,648	(10.2%)	(2.6%)

Total Deposits	$12,472,043	$11,916,613	$12,310,784	4.7%	1.3%

Short-term borrowings, by type:
Customer repurchase agreements	$257,510	$254,789	$263,533	1.1%	(2.3%)
Customer short-term promissory notes	203,158	259,534	207,100	(21.7%)	(1.9%)
Federal funds purchased	28,345	348,444	41,950	(91.9%)	(32.4%)
Other	—	514	—	(100.0%)	—

Total Short-term borrowings	$489,013	$863,281	$512,583	(43.4%)	(4.6%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Nine Months Ended September 30
	2010			2009
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,962,986	$479,181	5.35%	$11,971,378	$491,412	5.49%
Taxable investment securities	2,449,856	75,658	4.12%	2,538,045	85,648	4.50%
Tax-exempt investment securities	362,656	15,644	5.75%	467,242	19,413	5.54%
Equity securities	140,376	2,302	2.19%	134,710	2,066	2.05%

Total Investment Securities	2,952,888	93,604	4.23%	3,139,997	107,127	4.55%
Loans held for sale	60,535	2,142	4.72%	115,388	4,439	5.13%
Other interest-earning assets	194,575	358	0.25%	20,754	140	0.90%

Total Interest-earning Assets	15,170,984	575,285	5.07%	15,247,517	603,118	5.29%

Noninterest-earning assets:
Cash and due from banks	268,567			301,009
Premises and equipment	203,838			203,919
Other assets	1,107,733			940,974
Less: allowance for loan losses	(278,190)			(211,105)

Total Assets	$16,472,932			$16,482,314

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,044,096	$5,548	0.36%	$1,819,135	$5,896	0.43%
Savings deposits	3,052,292	15,561	0.68%	2,309,103	13,941	0.81%
Time deposits	5,102,822	74,203	1.94%	5,538,068	121,890	2.94%

Total Interest-bearing Deposits	10,199,210	95,312	1.25%	9,666,306	141,727	1.96%
Short-term borrowings	623,123	1,206	0.26%	1,186,568	3,193	0.36%
Federal Home Loan Bank advances and long-term debt	1,386,583	49,253	4.74%	1,754,010	61,744	4.71%

Total Interest-bearing Liabilities	12,208,916	145,771	1.60%	12,606,884	206,664	2.19%

Noninterest-bearing liabilities:
Demand deposits	2,065,176			1,798,522
Other	193,144			202,209

Total Liabilities	14,467,236			14,607,615
Shareholders’ equity	2,005,696			1,874,699

Total Liabilities and Shareholders’ Equity	$16,472,932			$16,482,314

Net interest income/net interest margin (fully taxable equivalent)		429,514	3.79%		396,454	3.48%

Tax equivalent adjustment		(11,661)			(11,593)

Net interest income		$417,853			$384,861

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended September 30
	2010	2009	% Change

Loans, by type:
Real estate - commercial mortgage	$4,322,628	$4,100,119	5.4%
Commercial - industrial, financial and agricultural	3,681,270	3,660,083	0.6%
Real estate - home equity	1,640,939	1,672,678	(1.9%)
Real estate - residential mortgage	970,526	942,407	3.0%
Real estate - construction	913,159	1,143,476	(20.1%)
Consumer	363,953	368,109	(1.1%)
Leasing and other	70,511	84,506	(16.6%)

Total Loans, net of unearned income	$11,962,986	$11,971,378	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,065,176	$1,798,522	14.8%
Interest-bearing demand	2,044,096	1,819,135	12.4%
Savings deposits	3,052,292	2,309,103	32.2%
Time deposits	5,102,822	5,538,068	(7.9%)

Total Deposits	$12,264,386	$11,464,828	7.0%

Short-term borrowings, by type:
Customer repurchase agreements	$256,706	$252,539	1.7%
Customer short-term promissory notes	211,158	297,831	(29.1%)
Federal funds purchased	155,259	571,864	(72.9%)
Federal Reserve Bank borrowings	—	61,685	(100.0%)
Other	—	2,649	(100.0%)

Total Short-term borrowings	$623,123	$1,186,568	(47.5%)

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Nine Months Ended Sep 30
	Sep 30 2010	Sep 30 2009	Jun 30 2010
				2010	2009
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$280,377	$220,954	$269,254	$257,553	$180,137
Loans charged off:
Commercial - industrial, agricultural and financial	(6,601)	(7,787)	(13,390)	(22,972)	(24,683)
Real estate - construction	(23,139)	(9,356)	(9,299)	(52,991)	(32,892)
Real estate - commercial mortgage	(4,262)	(3,554)	(3,915)	(10,521)	(13,475)
Consumer and home equity	(3,254)	(2,527)	(2,438)	(7,770)	(7,667)
Real estate - residential mortgage	(751)	(1,065)	(1,880)	(4,022)	(4,832)
Leasing and other	(790)	(1,637)	(610)	(2,045)	(4,682)

Total loans charged off	(38,797)	(25,926)	(31,532)	(100,321)	(88,231)
Recoveries of loans charged off:
Commercial - industrial, agricultural and financial	2,088	444	1,157	3,681	1,654
Real estate - construction	189	26	581	1,085	352
Real estate - commercial mortgage	571	493	157	856	528
Consumer and home equity	246	354	488	1,286	1,294
Real estate - residential mortgage	3	1	3	7	149
Leasing and other	197	375	269	727	838

Recoveries of loans previously charged off	3,294	1,693	2,655	7,642	4,815

Net loans charged off	(35,503)	(24,233)	(28,877)	(92,679)	(83,416)
Provision for loan losses	40,000	45,000	40,000	120,000	145,000

Balance at end of period	$284,874	$241,721	$280,377	$284,874	$241,721

Net charge-offs to average loans (annualized)	1.19%	0.81%	0.97%	1.03%	0.93%

NON-PERFORMING ASSETS:
Non-accrual loans	$284,408	$228,961	$263,227
Loans 90 days past due and accruing	58,164	52,797	53,707

Total non-performing loans	342,572	281,758	316,934
Other real estate owned	30,195	19,151	25,681

Total non-performing assets	$372,767	$300,909	$342,615

NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$100,286	$54,930	$101,378
Real estate - construction	91,591	104,789	79,122
Commercial - industrial, agricultural and financial	85,103	63,217	77,587
Real estate - residential mortgage	52,038	46,192	45,639
Home Equity	11,272	10,297	11,090
Consumer	1,882	1,995	2,025
Leasing	400	338	93

Total non-performing loans	$342,572	$281,758	$316,934

DELINQUENCY RATES, BY TYPE:

	September 30, 2010			September 30, 2009			June 30, 2010
	30-60 Days	>90 Days (1)	Total	30-60 Days	>90 Days (1)	Total	30-60 Days	>90 Days (1)	Total
Real estate - commercial mortgage	0.56%	2.29%	2.85%	0.53%	1.31%	1.84%	0.80%	2.33%	3.13%
Commercial - industrial, agricultural and financial	0.77%	2.31%	3.08%	0.61%	1.65%	2.26%	0.46%	2.12%	2.58%
Real estate - residential mortgage	3.93%	5.26%	9.19%	4.14%	5.14%	9.28%	3.67%	4.69%	8.36%
Real estate - construction	1.04%	10.98%	12.02%	1.25%	10.12%	11.37%	1.07%	8.86%	9.93%
Consumer, home equity, leases and other	0.88%	0.65%	1.53%	1.14%	0.60%	1.74%	0.94%	0.64%	1.58%

Total	0.99%	2.87%	3.86%	1.00%	2.34%	3.34%	0.98%	2.65%	3.63%

(1)	Includes non-accrual loans

ASSET QUALITY RATIOS:

	Sep 30 2010	Sep 30 2009	Jun 30 2010
Non-accrual loans to total loans	2.38%	1.91%	2.20%
Non-performing assets to total loans and OREO	3.11%	2.51%	2.86%
Non-performing assets to total assets	2.28%	1.82%	2.06%
Allowance for credit losses to loans outstanding	2.38%	2.02%	2.35%
Allowance for credit losses to non-performing loans	83.16%	85.79%	88.47%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	23.12%	24.24%	21.54%